Trade and Other Receivables	12 Months Ended
Dec. 31, 2021
Disclosure of trade and other receivables [text block] [Abstract]
Trade and other receivables

NOTE 12: Trade and other receivables

Trade receivables

Thousands of $ For the years ended December 31	2021	2020
Trade receivables	4,582	3,771
Total trade receivables	4,582	3,771

Trade receivables mainly consist of claims due from insurance companies covering the Company’s customers.

In 2021, the trade accounts receivable balances were mainly composed of services for ConfirmMDx for Prostate Cancer for $3,805,000 in comparison with $3,438,000 in 2020 while SelectMDx for Prostate Cancer represents a total of $593,000 in 2021 (2020: $316,000). The average Days Sales Outstanding (DSO) stood at 49 days in 2021 compared to 55 days in 2020.

In consideration with the revenue recognition methodology further described under note 2.7 of the financials, our total accounts receivable balance could be presented in relation with the claim date of each case sold.

A/R by claim date	Months
Thousands of $ For the years ended December 31, 2020	1-3 months	4-6 months	7-12 months	Not due	Total
ConfirmMDx	1,570	716	1,034		3,320
SelectMDx	80	62	115	59	316
Other	114	2	2	17	135
Total Trade Receivables	1,764	780	1,151	76	3,771

A/R by claim date	Months
Thousands of $ For the years ended December 31, 2021	1-3 months	4-6 months	7-12 months	Not due	Total
ConfirmMDx	1,644	746	1,256		3,646
SelectMDx	151	203	206	33	593
Other	321			22	343
Total Trade Receivables	2,116	949	1,462	55	4,582

Prepaid expenses and other current assets

Thousands of $ For the years ended December 31	2021	2020
Prepayments	1,022	868
Deposits	89	52
Recoverable VAT	246	123
Grants to be received	235	0
Other	23	0
Total prepaid expenses and other current assets	1,615	1,043

Prepaid expenses mainly consist in prepaid insurance premiums, prepaid maintenance contracts.

All financial assets carried at amortized cost are shown net of expected credit losses.